                                   UNITED STATES SECURITIES AND EXCHANGE
                                                              COMMISSION
                                                   WASHINGTON, D.C.   20549
                                                        __________________

                                                             FORM 8-K

                                                     CURRENT REPORT

                                   PURSUANT TO SECTION 13 OR 15(d) OF
                                 THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report (Date of earliest event reported): January 1, 2008

                                                    ____________________

                                                 COLONY BANKCORP, INC.
                              (Exact name of registrant as specified in its charter)

            Georgia                                      000-12436                                    58-1492391
(State or other jurisdiction           (Commission File No.)                (IRS Employer I.D. No.)
    of incorporation)

                                115 South Grant Street, Fitzgerald, Georgia   31750
                                        (Address of principal executive offices)

                                                          (229) 426-6000
                            Registrant’s Telephone Number, including area code

                                                                  N/A
                       (Former name or former address, if changed since last report)
                                                      __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____   Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      The Independent Directors Compensation Committee of Colony Bankcorp, Inc. (the
          Company”) has approved salary increases, bonus awards, and stock grant awards for certain of its named executive officers.  The following table shows the approved corporation increases and awards:

                                                 2007 Base       2008 Base     2007 Bonus    Stock Grant
         Name                                Salary ($)        Salary ($)      Awards ($)     Awards (#)
         Al D. Ross                         205,000             225,000           38,000               2,500
         President & CEO
         Colony Bankcorp, Inc.

         Terry Hester                       155,000             162,750           25,000                   -
         CFO
         Colony Bankcorp, Inc.

          Walter Patten                     160,000             165,000           30,000                  750
          President & CEO
          Colony Bank Ashburn

          Larry Stevenson                140,000             143,000           25,000                  750
          President & CEO
          Colony Bank of Dodge County

         The salary increases are effective January 1, 2008, and the bonus awards will be paid on January 10, 2008.  The stock award grants have a three-year vesting requirement beginning January 2, 2008 and an officer forfeits all shares if within the three year period termination of employment occurs.  The value per share on the date of the grant was $15.20.

                                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     COLONY BANKCORP, INC.

Date:  January 3, 2008                                                  By:   /s/ Terry L. Hester
                                                                                          ________________________
                                                                                          Terry L. Hester
                                                                                          Executive Vice President and
                                                                                          Chief Financial Officer